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                                                                    EXHIBIT 10.7

             REAFFIRMATION OF GUARANTY AND NEGATIVE PLEDGE AGREEMENT


         In order to induce Bank of America National Trust and Savings Association and BankBoston, N.A. (collectively, the "Lenders") to execute and deliver that certain Amended and Restated Multicurrency Credit Agreement of even date herewith (the "Amended Credit Agreement"), among the Lenders, Bank of America National Trust and Savings Association, in its capacity as agent for the Lenders ("Agent"), C.P. Clare Corporation and C.P. Clare N.V., each of the undersigned here reaffirms its obligations under (i) the Guaranty executed in favor of Agent and the Lenders (the "Guaranty") and (ii) the Negative Pledge Agreement executed in favor of Agent and the Lenders (the "Negative Pledge Agreement").

         Each of the undersigned further agrees that (i) the Guaranty and Negative Pledge Agreement shall remain in full force and effect following the execution and delivery of the Amended Credit Agreement and (ii) that all references in the Guaranty and the Pledge Agreement to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement as otherwise amended, supplemented or otherwise modified from time to time. Except as set forth in the immediately preceding sentence, the Guaranty and the Negative Pledge Agreement shall remain unmodified and in full force and effect. This Reaffirmation of Guaranty and Negative Pledge Agreement is dated as of March 6, 1998.

Arthur R. Buckland, as Director of the following:

Clare Instruments, Inc.                  Clare Services, Inc.
Clare Capital, Inc.                      Clare Mexicana de c.v.
Clare Technologies, Inc.                 Clare Systems, Inc.
Clare Components, Inc.                   Clare Electronics, Inc.
Clare Engineering N.V.                   Clare Canada, Ltd.
                                         C.P. Clare Electronics, GmbH
                                         Clare France S.A.R.L.
                                         C.P. Clare Foreign Sales Corporation

/s/ Arthur R. Buckland
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Thomas B. Sager as Supervisor of the following:

Clare Technologies (Taiwan) Inc.

/s/ Thomas B. Sager
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